UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

Lancaster Colony Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway	Suite 400
Westerville	Ohio	43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 224-7141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	LANC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 7, 2025, T. Marzetti Company, a wholly owned subsidiary of Lancaster Colony Corporation (the “Company”), announced the appointment of Tanya Berman as President of its Retail business unit, effective April 21, 2025.

Ms. Berman has 25 years of experience in general management and marketing and most recently served as Senior Vice President at Mondelez, leading the company’s U.S. portfolio of cookie and cracker brands. Prior to that, Ms. Berman held several leadership roles at Mars Wrigley, Bayer Consumer Care and Johnson & Johnson Consumer Products. Ms. Berman has a bachelor’s degree from Barnard College and an MBA from New York University Stern School of Business.

A copy of the press release announcing Ms. Berman’s appointment is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

A copy of Ms. Berman’s offer letter will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. It is also expected that Ms. Berman will enter into the Company’s standard form of change in control agreement, the form of which was previously filed by the Company as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 2, 2023.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99*	Press release issued by the Company, dated April 7, 2025, entitled “T. Marzetti Company Names Tanya Berman Retail President.”

104	Cover Page Interactive Data File (embedded in Inline XBRL document).

*	Furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCASTER COLONY CORPORATION
(Registrant)

Date: April 7, 2025	By:	/s/ THOMAS K. PIGOTT
Thomas K. Pigott
Vice President, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)